QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 24, 2002

Schuler Homes, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-32461	99-0351900
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

400 Continental Boulevard, Suite 100 El Segundo, California	90245
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (310) 648-7200

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

        This report is being filed by the Registrant to announce its earnings for the fiscal quarter ended December 31, 2001. The press release issued by the Registrant relating to the announcement is filed as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information Exhibits.

  (c)
  Exhibits:

    99.1    Press Release of the Registrant issued on January 24, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2002

SCHULER HOMES, INC.
By:	/s/ THOMAS CONNELLY
	Name:	Thomas Connelly
	Title:	Senior Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number and Page No.	Description of Exhibit	Method of Filing
99.1	Press Release of the Registrant issued on January 24, 2002.	Filed electronically herewith

QuickLinks

FORM 8-K
Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information Exhibits.
SIGNATURES
EXHIBIT INDEX